POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned director of Questar Funds, Inc., a Maryland corporation, (the "Fund"), hereby constitutes and appoints MICHAEL MIOLA, as their true and lawful attorney-in-fact and agent, with full power and authority to act as such, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments that any of said attorney and agent may deem necessary or advisable in connection with Amendments to the Fund's Registration Statement on Form N-1A to enable the Fund to comply with the applicable provisions of the Securities Act of 1933, as amended, with any regulations, rules or requirements of the Securities and Exchange Commission thereunder, and with any state blue sky laws or regulations in connection therewith, including specifically, but without limiting the generality of the foregoing, power and authority to sign the full name of the undersigned to the Registration Statement on Form N-1A, to any amendment to such Registration Statement, and to any instrument or document filed with said Commission as a part of or in connection with such Registration Statement or any amendment thereto, and the undersigned hereby ratify and confirm all that said attorney and agent, or his substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have subscribed these presents effective as of the 26th day of September, 2000.



                                                     /S/ DANIEL ABRAMSON
                                                     -------------------
                                                     Daniel Abramson

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned director of Questar Funds, Inc., a Maryland corporation, (the "Fund"), hereby constitutes and appoints MICHAEL MIOLA, as their true and lawful attorney-in-fact and agent, with full power and authority to act as such, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments that any of said attorney and agent may deem necessary or advisable in connection with Amendments to the Fund's Registration Statement on Form N-1A to enable the Fund to comply with the applicable provisions of the Securities Act of 1933, as amended, with any regulations, rules or requirements of the Securities and Exchange Commission thereunder, and with any state blue sky laws or regulations in connection therewith, including specifically, but without limiting the generality of the foregoing, power and authority to sign the full name of the undersigned to the Registration Statement on Form N-1A, to any amendment to such Registration Statement, and to any instrument or document filed with said Commission as a part of or in connection with such Registration Statement or any amendment thereto, and the undersigned hereby ratify and confirm all that said attorney and agent, or his substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have subscribed these presents effective as of the 26th day of September, 2000.



                                                     /S/ PHILIP CAPALONGO
                                                     --------------------
                                                     Philip Capalongo

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned director of Questar Funds, Inc., a Maryland corporation, (the "Fund"), hereby constitutes and appoints MICHAEL MIOLA, as their true and lawful attorney-in-fact and agent, with full power and authority to act as such, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments that any of said attorney and agent may deem necessary or advisable in connection with Amendments to the Fund's Registration Statement on Form N-1A to enable the Fund to comply with the applicable provisions of the Securities Act of 1933, as amended, with any regulations, rules or requirements of the Securities and Exchange Commission thereunder, and with any state blue sky laws or regulations in connection therewith, including specifically, but without limiting the generality of the foregoing, power and authority to sign the full name of the undersigned to the Registration Statement on Form N-1A, to any amendment to such Registration Statement, and to any instrument or document filed with said Commission as a part of or in connection with such Registration Statement or any amendment thereto, and the undersigned hereby ratify and confirm all that said attorney and agent, or his substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have subscribed these presents effective as of the 26th day of September, 2000.



                                                     /S/ ANTHONY HERTL
                                                     -----------------
                                                     Anthony Hertl

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned director of Questar Funds, Inc., a Maryland corporation, (the "Fund"), hereby constitutes and appoints MICHAEL MIOLA, as their true and lawful attorney-in-fact and agent, with full power and authority to act as such, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments that any of said attorney and agent may deem necessary or advisable in connection with Amendments to the Fund's Registration Statement on Form N-1A to enable the Fund to comply with the applicable provisions of the Securities Act of 1933, as amended, with any regulations, rules or requirements of the Securities and Exchange Commission thereunder, and with any state blue sky laws or regulations in connection therewith, including specifically, but without limiting the generality of the foregoing, power and authority to sign the full name of the undersigned to the Registration Statement on Form N-1A, to any amendment to such Registration Statement, and to any instrument or document filed with said Commission as a part of or in connection with such Registration Statement or any amendment thereto, and the undersigned hereby ratify and confirm all that said attorney and agent, or his substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have subscribed these presents effective as of the 26th day of September, 2000.



                                                     /S/ DONALD SMITH
                                                     ----------------
                                                     Donald Smith

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned director of Questar Funds, Inc., a Maryland corporation, (the "Fund"), hereby constitutes and appoints MICHAEL MIOLA, as their true and lawful attorney-in-fact and agent, with full power and authority to act as such, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments that any of said attorney and agent may deem necessary or advisable in connection with Amendments to the Fund's Registration Statement on Form N-1A to enable the Fund to comply with the applicable provisions of the Securities Act of 1933, as amended, with any regulations, rules or requirements of the Securities and Exchange Commission thereunder, and with any state blue sky laws or regulations in connection therewith, including specifically, but without limiting the generality of the foregoing, power and authority to sign the full name of the undersigned to the Registration Statement on Form N-1A, to any amendment to such Registration Statement, and to any instrument or document filed with said Commission as a part of or in connection with such Registration Statement or any amendment thereto, and the undersigned hereby ratify and confirm all that said attorney and agent, or his substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have subscribed these presents effective as of the 26th day of September, 2000.


                                                     /s/ MICHAEL WAGNER
                                                     ------------------
                                                     Michael Wagner